Fourth Quarter
Financial Supplement

December 31, 2007

TABLE OF CONTENTS

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	25
Insurance Expenses and Other Expenses by Major Category	26
Spreads by Product	27

AUTO & HOME OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	28
Written Premiums by Product and Selected Financial Information and Supplemental Data	31

INTERNATIONAL OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	32

REINSURANCE OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	33
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region	34

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	35

METLIFE, INC.
Investment Results by Asset Category and Annualized Yields	36
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	38
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type	39
Summary of Real Estate and Summary of Mortgages and Consumer Loans	40

OTHER INFORMATION
Company Ratings	41
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated February 6, 2008, for the quarter ended December 31, 2007, which are available at www.metlife.com.

CORPORATE OVERVIEW
Unaudited (In millions, except per share data)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
	2006	2007	2007	2007	2007

Net income	$3,863	$1,017	$1,163	$1,019	$1,118
Preferred stock dividends	34	34	34	34	35

Net income available to common shareholders	3,829	983	1,129	985	1,083

Net investment gains (losses)	4,324	(95)	(309)	(339)	(264)
Minority interest — net investment gains (losses)	(2)	4	4	10	15
Net investment gains (losses) tax benefit (provision)	(1,531)	33	112	114	67

Net investment gains (losses), net of income tax (1) (2)	2,791	(58)	(193)	(215)	(182)

Adjustments related to universal life and investment-type product policy fees	3	0	(10)	(4)	2
Adjustments related to policyholder benefits and dividends	(98)	(65)	(34)	(65)	10
Adjustments related to other expenses	49	25	49	77	85
Adjustments related to tax benefit (provision)	17	14	(1)	(3)	(33)

Adjustments related to net investment gains (losses), net of income tax (3)	(29)	(26)	4	5	64

Discontinued operations, net of income tax	13	(15)	7	34	(7)

Operating earnings available to common shareholders (4)	$1,054	$1,082	$1,311	$1,161	$1,208

Net income available to common shareholders per common share — diluted	$4.95	$1.28	$1.48	$1.29	$1.44
Net investment gains (losses), net of income tax	3.61	(0.08)	(0.26)	(0.28)	(0.24)
Adjustments related to net investment gains (losses), net of income tax	(0.04)	(0.03)	0.01	0.01	0.09
Discontinued operations, net of income tax	0.02	(0.02)	0.01	0.04	(0.01)

Operating earnings available to common shareholders — diluted	$1.36	$1.41	$1.72	$1.52	$1.60

Weighted average common shares outstanding — diluted	773.1	769.1	763.6	762.7	754.1

Book value per common share (actual common shares outstanding)	$42.23	$43.22	$42.42	$44.18	$45.44
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$40.74	$41.32	$42.82	$44.10	$43.96

Book value per common share — diluted (weighted average common shares outstanding)	$41.08	$41.64	$41.27	$42.88	$43.94
Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$39.63	$39.82	$41.65	$42.81	$42.51

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
	2006	2007	2007	2007	2007

Common shares outstanding, beginning of period	760.0	752.0	741.1	742.8	740.3
Treasury stock	(8.0)	(10.9)	1.7	(2.5)	(11.1)

Common shares outstanding, end of period	752.0	741.1	742.8	740.3	729.2

Weighted average common shares outstanding — basic	759.6	752.7	744.5	744.0	735.9
Dilutive effect of stock-based awards	9.8	10.4	11.6	10.9	11.0
Dilutive effect of stock purchase contracts underlying common equity units	3.7	6.0	7.5	7.8	7.2

Weighted average common shares outstanding — diluted	773.1	769.1	763.6	762.7	754.1

Policyholder Trust Shares	276.9	272.7	267.7	265.2	260.7

SUPPLEMENTAL DATA
Adjusted long-term debt to total capital (5)	26.4%	26.4%	25.8%	25.4%	26.1%

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $56 million, $38 million, $41 million, $41 million and $45 million for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of $3,021 million, $3 million, $0 million, $0 million and $5 million for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

(5)	Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders’ equity net of accumulated comprehensive income. Adjusted long-term debt is as follows:

	December 31,	March 31,	June 30,	September 30,	December 31,
	2006	2007	2007	2007	2007

Short-term debt (a)	$723	$731	$740	$750	$307
Long-term debt	9,129	9,488	9,393	9,459	9,628
Adjustment to long-term debt (b)	(1,834)	(2,187)	(2,061)	(2,096)	(2,312)
Junior subordinated debt	3,780	3,780	3,780	3,780	4,474

Total adjusted long-term debt	$11,798	$11,812	$11,852	$11,893	$12,097

(a)	Short-term debt supporting long-term needs.

(b)	Long-term debt adjustments include: (i) capital lease obligations, (ii) FIN 45 liabilities, (iii) non-recourse debt and (iv) debt with active risk management employed and when there is little to no risk that the assets will not be available to repay the funding.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

ASSETS
Fixed maturity securities, at fair value	$242,687	$248,693	$251,963	$253,196	$243,021
Equity securities, at fair value	5,094	5,134	6,046	6,250	6,050
Mortgage and consumer loans	42,239	43,936	43,755	44,849	47,030
Policy loans	10,228	10,177	10,251	10,321	10,419
Real estate and real estate joint ventures	4,986	5,427	5,933	6,360	6,769
Other limited partnership interests	4,781	4,948	5,111	5,371	6,155
Short-term investments	2,709	2,483	2,763	1,727	2,648
Other invested assets	10,428	9,713	10,302	11,258	12,642

Total Investments	323,152	330,511	336,124	339,332	334,734

Cash and cash equivalents	7,107	6,545	6,504	8,627	10,368
Accrued investment income	3,347	3,300	3,710	3,952	3,630
Premiums and other receivables	14,490	15,581	15,297	16,549	14,607
Deferred policy acquisition costs and value of business acquired	20,838	20,371	21,067	21,310	21,521
Assets of subsidiaries held-for-sale	1,563	1,568	1,560	0	0
Current income tax recoverable	0	122	0	0	303
Goodwill	4,897	4,897	4,904	4,909	4,910
Other assets	7,956	7,602	7,563	7,719	8,330
Separate account assets	144,365	147,312	155,835	160,679	160,159

Total Assets	$527,715	$537,809	$552,564	$563,077	$558,562

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$127,489	$128,369	$129,348	$131,126	$132,262
Policyholder account balances	131,948	132,489	136,514	138,900	137,349
Other policyholder funds	9,139	9,467	9,772	10,345	10,176
Policyholder dividends payable	960	961	1,006	1,045	994
Policyholder dividend obligation	1,063	974	378	630	789
Short-term debt	1,449	3,375	1,476	1,880	667
Long-term debt	9,129	9,488	9,393	9,459	9,628
Collateral financing arrangements	850	850	3,104	3,177	5,732
Junior subordinated debt securities	3,780	3,780	3,780	3,780	4,474
Shares subject to mandatory redemption	278	278	279	279	159
Liabilities of subsidiaries held-for-sale	1,595	1,598	1,616	0	0
Current income tax payable	1,465	0	7	333	0
Deferred income tax liability	2,278	1,992	1,050	1,323	2,457
Payables for collateral under securities loaned and other transactions	45,846	48,140	50,590	49,283	44,136
Other liabilities	12,283	14,667	14,861	16,092	14,401
Separate account liabilities	144,365	147,312	155,835	160,679	160,159

Total Liabilities	493,917	503,740	519,009	528,331	523,383

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,454	17,503	17,495	17,522	17,098
Retained earnings	16,574	17,228	18,357	19,342	19,884
Treasury stock	(1,357)	(2,073)	(2,014)	(2,183)	(2,890)
Accumulated other comprehensive income	1,118	1,402	(292)	56	1,078

Total Stockholders’ Equity	33,798	34,069	33,555	34,746	35,179

Total Liabilities and Stockholders’ Equity	$527,715	$537,809	$552,564	$563,077	$558,562

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

REVENUES
Premiums	$6,979	$6,765	$6,903	$6,944	$7,283
Universal life and investment-type product policy fees	1,229	1,280	1,317	1,319	1,407
Investment income, net	4,675	4,582	4,902	4,765	5,029
Other revenues	360	384	411	364	374

	13,243	13,011	13,533	13,392	14,093

EXPENSES
Policyholder benefits and dividends	7,318	7,132	7,253	7,387	7,628
Interest credited to policyholder account balances	1,381	1,372	1,460	1,453	1,430
Interest credited to bank deposits	52	51	49	50	49
Interest expenses	218	224	241	274	284
Other expenses	2,778	2,650	2,597	2,520	2,953

	11,747	11,429	11,600	11,684	12,344

Operating earnings before provision (benefit) for income tax	1,496	1,582	1,933	1,708	1,749
Provision for income tax	408	466	588	513	506

Operating earnings	1,088	1,116	1,345	1,195	1,243
Preferred stock dividends	34	34	34	34	35

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,054	$1,082	$1,311	$1,161	$1,208

Net Income Reconciliation

Operating earnings available to common shareholders	$1,054	$1,082	$1,311	$1,161	$1,208

Net investment gains (losses)	4,324	(95)	(309)	(339)	(264)
Minority interest — net investment gains (losses)	(2)	4	4	10	15
Net investment gains (losses) tax benefit (provision)	(1,531)	33	112	114	67

Net investment gains (losses), net of income tax	2,791	(58)	(193)	(215)	(182)

Adjustments related to universal life and investment-type product policy fees	3	0	(10)	(4)	2
Adjustments related to policyholder benefits and dividends	(98)	(65)	(34)	(65)	10
Adjustments related to other expenses	49	25	49	77	85
Adjustments related to tax benefit (provision)	17	14	(1)	(3)	(33)

Adjustments related to net investment gains (losses), net of income tax (1)	(29)	(26)	4	5	64

Discontinued operations, net of income tax	13	(15)	7	34	(7)

Net income available to common shareholders	3,829	983	1,129	985	1,083
Preferred stock dividends	34	34	34	34	35

Net income	$3,863	$1,017	$1,163	$1,019	$1,118

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

ASSETS
Total investments	$334,734	$142,617	$122,151	$3,760	$15,873	$15,857	$34,476
Cash and cash equivalents	10,368	(230)	1,351	140	935	272	7,900
Accrued investment income	3,630	1,325	1,236	56	185	78	750
Premiums and other receivables	14,607	4,645	2,131	941	724	1,440	4,726
Deferred policy acquisition costs and value of business acquired	21,521	923	14,236	193	2,648	3,513	8
Assets of subsidiaries held-for-sale	0	0	0	0	0	0	0
Current income tax recoverable	303	90	329	8	(20)	(33)	(71)
Goodwill	4,910	978	2,957	157	313	96	409
Other assets	8,330	1,611	3,382	417	504	91	2,325
Separate account assets	160,159	52,046	102,918	0	5,195	17	(17)

Total Assets	$558,562	$204,005	$250,691	$5,672	$26,357	$21,331	$50,506

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$132,262	$51,890	$56,542	$3,273	$9,825	$6,159	$4,573
Policyholder account balances	137,349	66,083	55,115	0	4,961	6,657	4,533
Other policyholder funds	10,176	3,174	3,128	51	1,296	2,297	230
Policyholder dividends payable	994	0	994	0	0	0	0
Policyholder dividend obligation	789	0	789	0	0	0	0
Short-term debt	667	0	0	0	0	0	667
Long-term debt	9,628	2	130	0	77	528	8,891
Collateral financing arrangements	5,732	0	0	0	0	850	4,882
Junior subordinated debt securities	4,474	0	0	0	0	399	4,075
Shares subject to mandatory redemption	159	0	0	0	0	159	0
Liabilities of subsidiaries held-for-sale	0	0	0	0	0	0	0
Current income tax payable	0	0	0	0	0	0	0
Deferred income tax liability	2,457	(1,262)	2,384	(17)	19	941	392
Payables for collateral under securities loaned and other transactions	44,136	19,121	15,414	266	0	0	9,335
Other liabilities	14,401	3,020	3,001	594	1,533	1,906	4,347
Separate account liabilities	160,159	52,046	102,918	0	5,195	17	(17)

Total Liabilities	523,383	194,074	240,415	4,167	22,906	19,913	41,908

Equity
Preferred stock, at par value	1	0	0	0	0	0	1
Common stock, at par value	8	0	0	0	0	0	8
Allocated equity (1)	36,982	9,667	10,145	1,441	2,983	1,140	11,606
Treasury stock	(2,890)	0	0	0	0	0	(2,890)
Accumulated other comprehensive income	1,078	264	131	64	468	278	(127)

Total Stockholders’ Equity	35,179	9,931	10,276	1,505	3,451	1,418	8,598

Total Liabilities and Stockholders’ Equity	$558,562	$204,005	$250,691	$5,672	$26,357	$21,331	$50,506

(1)	Allocated equity includes additional paid-in capital and retained earnings.
Revised

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$7,283	$3,113	$1,224	$761	$824	$1,348	$13
Universal life and investment-type product policy fees	1,407	225	902	0	280	0	0
Investment income, net	5,029	2,208	1,813	56	359	219	374
Other revenues	374	179	153	16	2	17	7

	14,093	5,725	4,092	833	1,465	1,584	394

EXPENSES
Policyholder benefits and dividends	7,628	3,496	1,964	478	574	1,102	14
Interest credited to policyholder account balances	1,430	777	522	0	86	45	0
Capitalization of deferred policy acquisition costs	(1,070)	(59)	(425)	(113)	(257)	(214)	(2)
Amortization of deferred policy acquisition costs	758	69	305	119	93	171	1
Other expenses	3,598	640	1,146	214	762	422	414

	12,344	4,923	3,512	698	1,258	1,526	427

Operating earnings before provision (benefit) for income tax	1,749	802	580	135	207	58	(33)
Provision (benefit) for income tax	506	275	198	32	14	19	(32)

Operating earnings	1,243	527	382	103	193	39	(1)
Preferred stock dividends	35	0	0	0	0	0	35

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,208	$527	$382	$103	$193	$39	($36)

Net Income Reconciliation

Operating earnings available to common shareholders	$1,208	$527	$382	$103	$193	$39	($36)

Net investment gains (losses)	(264)	(125)	(25)	4	(10)	(97)	(11)
Minority interest — net investment gains (losses)	15	0	0	0	0	15	0
Net investment gains (losses) tax benefit (provision)	67	41	8	(2)	5	29	(14)

Net investment gains (losses), net of income tax	(182)	(84)	(17)	2	(5)	(53)	(25)

Adjustments related to universal life and investment-type product policy fees	2	0	2	0	0	0	0
Adjustments related to policyholder benefits and dividends	10	26	(51)	0	35	0	0
Adjustments related to other expenses	85	0	19	0	0	66	0
Adjustments related to tax benefit (provision)	(33)	(10)	13	0	(12)	(24)	0

Adjustments related to net investment gains (losses), net of income tax (1)	64	16	(17)	0	23	42	0

Discontinued operations, net of income tax	(7)	0	0	0	(6)	0	(1)

Net income available to common shareholders	1,083	459	348	105	205	28	(62)
Preferred stock dividends	35	0	0	0	0	0	35

Net income	$1,118	$459	$348	$105	$205	$28	($27)

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$9,064	$3,517	$2,279	$777	$1,106	$1,365	$20

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,979	$3,050	$1,237	$742	$740	$1,201	$9
Universal life and investment-type product policy fees	1,229	172	836	0	221	0	0
Investment income, net	4,675	2,020	1,801	44	259	231	320
Other revenues	360	175	141	4	12	19	9

	13,243	5,417	4,015	790	1,232	1,451	338

EXPENSES
Policyholder benefits and dividends	7,318	3,421	1,881	411	644	957	4
Interest credited to policyholder account balances	1,381	694	513	0	77	97	0
Capitalization of deferred policy acquisition costs	(862)	(71)	(372)	(116)	(138)	(165)	0
Amortization of deferred policy acquisition costs	635	41	263	117	107	103	4
Other expenses	3,275	664	1,097	223	511	409	371

	11,747	4,749	3,382	635	1,201	1,401	379

Operating earnings before provision (benefit) for income tax	1,496	668	633	155	31	50	(41)
Provision (benefit) for income tax	408	227	218	40	15	17	(109)

Operating earnings	1,088	441	415	115	16	33	68
Preferred stock dividends	34	0	0	0	0	0	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,054	$441	$415	$115	$16	$33	$34

Net Income Reconciliation

Operating earnings available to common shareholders	$1,054	$441	$415	$115	$16	$33	$34

Net investment gains (losses)	4,324	(253)	(134)	8	(6)	11	4,698
Minority interest — net investment gains (losses)	(2)	0	0	0	0	(2)	0
Net investment gains (losses) tax benefit (provision)	(1,531)	85	46	(3)	(2)	(3)	(1,654)

Net investment gains (losses), net of income tax	2,791	(168)	(88)	5	(8)	6	3,044

Adjustments related to universal life and investment-type product policy fees	3	0	3	0	0	0	0
Adjustments related to policyholder benefits and dividends	(98)	(21)	(22)	0	(55)	0	0
Adjustments related to other expenses	49	0	55	0	0	(6)	0
Adjustments related to tax benefit (provision)	17	7	(12)	0	20	2	0

Adjustments related to net investment gains (losses), net of income tax (1)	(29)	(14)	24	0	(35)	(4)	0

Discontinued operations, net of income tax	13	0	0	0	11	0	2

Net income available to common shareholders	3,829	259	351	120	(16)	35	3,080
Preferred stock dividends	34	0	0	0	0	0	34

Net income	$3,863	$259	$351	$120	($16)	$35	$3,114

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$8,568	$3,397	$2,214	$746	$973	$1,220	$18

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$27,895	$12,392	$4,496	$2,966	$3,096	$4,910	$35
Universal life and investment-type product policy fees	5,323	803	3,525	0	995	0	0
Investment income, net	19,278	8,383	7,098	196	1,250	872	1,479
Other revenues	1,533	726	599	45	23	77	63

	54,029	22,304	15,718	3,207	5,364	5,859	1,577

EXPENSES
Policyholder benefits and dividends	29,400	13,803	7,229	1,811	2,521	3,989	47
Interest credited to policyholder account balances	5,715	3,068	2,030	0	355	262	0
Capitalization of deferred policy acquisition costs	(3,892)	(249)	(1,618)	(471)	(743)	(803)	(8)
Amortization of deferred policy acquisition costs	3,011	251	1,346	468	309	627	10
Other expenses	12,823	2,436	4,429	833	2,182	1,545	1,398

	47,057	19,309	13,416	2,641	4,624	5,620	1,447

Operating earnings before provision (benefit) for income tax	6,972	2,995	2,302	566	740	239	130
Provision (benefit) for income tax	2,073	1,028	789	140	172	83	(139)

Operating earnings	4,899	1,967	1,513	426	568	156	269
Preferred stock dividends	137	0	0	0	0	0	137

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,762	$1,967	$1,513	$426	$568	$156	$132

Operating Return on Common Equity (1)	15.2%

Net Income Reconciliation

Operating earnings available to common shareholders	$4,762	$1,967	$1,513	$426	$568	$156	$132

Net investment gains (losses)	(1,007)	(794)	(144)	16	53	(178)	40
Minority interest — net investment gains (losses)	33	0	0	0	0	33	0
Net investment gains (losses) tax benefit (provision)	326	278	48	(6)	(15)	51	(30)

Net investment gains (losses), net of income tax	(648)	(516)	(96)	10	38	(94)	10

Adjustments related to universal life and investment-type product policy fees	(12)	0	(12)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(154)	(3)	(210)	0	59	0	0
Adjustments related to other expenses	236	0	126	0	0	110	0
Adjustments related to tax benefit (provision)	(23)	1	36	0	(21)	(39)	0

Adjustments related to net investment gains (losses), net of income tax (2)	47	(2)	(60)	0	38	71	0

Discontinued operations, net of income tax	19	0	0	0	(9)	0	28

Net income available to common shareholders	4,180	1,449	1,357	436	635	133	170
Preferred stock dividends	137	0	0	0	0	0	137

Net income	$4,317	$1,449	$1,357	$436	$635	$133	$307

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$34,751	$13,921	$8,620	$3,011	$4,114	$4,987	$98

Net Income Return on Common Equity, excluding AOCI (3)	13.3%
Net Income Return on Common Equity (3)	12.9%

(1)	Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity, excluding accumulated other comprehensive income.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3)	Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity. Segment net income return on common equity is defined as segment return on equity divided by average allocated equity.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$26,412	$11,867	$4,516	$2,924	$2,722	$4,348	$35
Universal life and investment-type product policy fees	4,786	775	3,207	0	804	0	0
Investment income, net	17,466	7,496	6,968	177	950	732	1,143
Other revenues	1,362	685	527	22	28	66	34

	50,026	20,823	15,218	3,123	4,504	5,146	1,212

EXPENSES
Policyholder benefits and dividends	28,022	13,347	7,073	1,723	2,352	3,490	37
Interest credited to policyholder account balances	5,165	2,587	2,035	0	289	254	0
Capitalization of deferred policy acquisition costs	(3,589)	(307)	(1,497)	(464)	(580)	(741)	0
Amortization of deferred policy acquisition costs	2,654	183	1,141	459	362	504	5
Other expenses	11,949	2,438	4,108	850	1,747	1,462	1,344

	44,201	18,248	12,860	2,568	4,170	4,969	1,386

Operating earnings before provision (benefit) for income tax	5,825	2,575	2,358	555	334	177	(174)
Provision (benefit) for income tax	1,669	875	815	141	106	62	(330)

Operating earnings	4,156	1,700	1,543	414	228	115	156
Preferred stock dividends	134	0	0	0	0	0	134

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,022	$1,700	$1,543	$414	$228	$115	$22

Operating Return on Common Equity (1)	14.4%

Net Income Reconciliation

Operating earnings available to common shareholders	$4,022	$1,700	$1,543	$414	$228	$115	$22

Net investment gains (losses)	3,117	(802)	(627)	4	(10)	7	4,545
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(1,114)	282	223	(2)	(9)	(3)	(1,605)

Net investment gains (losses), net of income tax	2,003	(520)	(404)	2	(19)	4	2,940

Adjustments related to universal life and investment-type product policy fees	(6)	0	(6)	0	0	0	0
Adjustments related to policyholder benefits and dividends	(110)	(20)	(33)	0	(57)	0	0
Adjustments related to other expenses	231	0	233	0	0	(2)	0
Adjustments related to tax benefit (provision)	(41)	7	(69)	0	20	1	0

Adjustments related to net investment gains (losses), net of income tax (2)	74	(13)	125	0	(37)	(1)	0

Discontinued operations, net of income tax	60	0	0	0	28	0	32

Net income available to common shareholders	6,159	1,167	1,264	416	200	118	2,994
Preferred stock dividends	134	0	0	0	0	0	134

Net income	$6,293	$1,167	$1,264	$416	$200	$118	$3,128

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$32,560	$13,327	$8,250	$2,946	$3,554	$4,414	$69

Net Income Return on Common Equity, excluding AOCI (3)	22.1%
Net Income Return on Common Equity (3)	20.9%

(1)	Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity, excluding accumulated other comprehensive income.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3)	Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity. Segment net income return on common equity is defined as segment return on equity divided by average allocated equity.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

INSTITUTIONAL OPERATIONS	$441	$452	$521	$467	$527

INDIVIDUAL OPERATIONS	415	319	449	363	382

AUTO & HOME OPERATIONS	115	106	108	109	103

INTERNATIONAL OPERATIONS	16	124	117	134	193

REINSURANCE OPERATIONS	33	36	38	43	39

CORPORATE, OTHER & ELIMINATIONS	34	45	78	45	(36)

CONSOLIDATED	$1,054	$1,082	$1,311	$1,161	$1,208

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) Auto & Home Operations, page 28; (iv) International Operations, page 32; (v) Reinsurance Operations, page 33; and (vi) Corporate, Other & Eliminations, page 35. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$3,050	$3,125	$3,074	$3,080	$3,113	$11,867	$12,392
Universal life and investment-type product policy fees	172	191	186	201	225	775	803
Investment income, net	2,020	1,967	2,140	2,068	2,208	7,496	8,383
Other revenues	175	190	177	180	179	685	726

	5,417	5,473	5,577	5,529	5,725	20,823	22,304

EXPENSES
Policyholder benefits and dividends	3,421	3,463	3,398	3,446	3,496	13,347	13,803
Interest credited to policyholder account balances	694	722	767	802	777	2,587	3,068
Other expenses	634	600	618	570	650	2,314	2,438

	4,749	4,785	4,783	4,818	4,923	18,248	19,309

Operating earnings before provision (benefit) for income tax	668	688	794	711	802	2,575	2,995
Provision (benefit) for income tax	227	236	273	244	275	875	1,028

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$441	$452	$521	$467	$527	$1,700	$1,967

Net Income Reconciliation

Operating earnings available to common shareholders	$441	$452	$521	$467	$527	$1,700	$1,967

Net investment gains (losses)	(253)	(137)	(261)	(271)	(125)	(802)	(794)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	85	49	93	95	41	282	278

Net investment gains (losses), net of income tax	(168)	(88)	(168)	(176)	(84)	(520)	(516)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(21)	(12)	13	(30)	26	(20)	(3)
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	7	4	(4)	11	(10)	7	1

Adjustments related to net investment gains (losses), net of income tax (1)	(14)	(8)	9	(19)	16	(13)	(2)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	259	356	362	272	459	1,167	1,449
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$259	$356	$362	$272	$459	$1,167	$1,449

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$3,397	$3,506	$3,437	$3,461	$3,517	$13,327	$13,921

Actual Number of Sales Representatives	642	646	634	636	637

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Group Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,478	$1,576	$1,574	$1,556	$1,525	$5,937	$6,231
Universal life and investment-type product policy fees	171	189	184	196	220	759	789
Investment income, net	334	327	338	347	357	1,267	1,369
Other revenues	16	24	20	19	16	58	79

	1,999	2,116	2,116	2,118	2,118	8,021	8,468

EXPENSES
Policyholder benefits and dividends	1,515	1,626	1,565	1,614	1,599	6,140	6,404
Interest credited to policyholder account balances	153	152	155	155	146	578	608
Other expenses	187	175	180	164	231	658	750

	1,855	1,953	1,900	1,933	1,976	7,376	7,762

Operating earnings before provision (benefit) for income tax	144	163	216	185	142	645	706
Provision (benefit) for income tax	49	56	74	64	49	219	243

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$95	$107	$142	$121	$93	$426	$463

Net investment gains (losses), net of income tax	(26)	(4)	11	(57)	(61)	(85)	(111)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	1	2	4	3
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	69	103	153	65	34	345	355
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$69	$103	$153	$65	$34	$345	$355

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,665	$1,789	$1,778	$1,771	$1,761	$6,754	$7,099

Incurred Loss Ratio (Mortality Experience)

Term Life	92.1%	91.8%	89.2%	92.4%	93.2%

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Retirement & Savings

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$436	$310	$272	$330	$313	$1,460	$1,225
Universal life and investment-type product policy fees	1	2	2	2	2	16	8
Investment income, net	1,505	1,468	1,603	1,545	1,638	5,577	6,254
Other revenues	67	71	61	63	69	255	264

	2,009	1,851	1,938	1,940	2,022	7,308	7,751

EXPENSES
Policyholder benefits and dividends	942	787	777	836	818	3,411	3,218
Interest credited to policyholder account balances	541	570	612	646	625	2,009	2,453
Other expenses	114	89	94	92	69	442	344

	1,597	1,446	1,483	1,574	1,512	5,862	6,015

Operating earnings before provision (benefit) for income tax	412	405	455	366	510	1,446	1,736
Provision (benefit) for income tax	140	139	156	126	174	491	595

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$272	$266	$299	$240	$336	$955	$1,141

Net investment gains (losses), net of income tax	(140)	(81)	(120)	(190)	(147)	(390)	(538)
Adjustments related to net investment gains (losses), net of income tax	(8)	(4)	(3)	(4)	22	(21)	11
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	124	181	176	46	211	544	614
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$124	$181	$176	$46	$211	$544	$614

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$504	$383	$335	$395	$384	$1,731	$1,497

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Non-Medical Health & Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,136	$1,239	$1,228	$1,194	$1,275	$4,470	$4,936
Universal life and investment-type product policy fees	0	0	0	3	3	0	6
Investment income, net	181	172	199	176	213	652	760
Other revenues	92	95	96	98	94	372	383

	1,409	1,506	1,523	1,471	1,585	5,494	6,085

EXPENSES
Policyholder benefits and dividends	964	1,050	1,056	996	1,079	3,796	4,181
Interest credited to policyholder account balances	0	0	0	1	6	0	7
Other expenses	333	336	344	314	350	1,214	1,344

	1,297	1,386	1,400	1,311	1,435	5,010	5,532

Operating earnings before provision (benefit) for income tax	112	120	123	160	150	484	553
Provision (benefit) for income tax	38	41	43	54	52	165	190

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$74	$79	$80	$106	$98	$319	$363

Net investment gains (losses), net of income tax	(2)	(3)	(59)	71	124	(45)	133
Adjustments related to net investment gains (losses), net of income tax	(6)	(4)	12	(16)	(8)	4	(16)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	66	72	33	161	214	278	480
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$66	$72	$33	$161	$214	$278	$480

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$1,228	$1,334	$1,324	$1,295	$1,372	$4,842	$5,325
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$357	$405	$372	$371	$410	$1,398	$1,558

Incurred Loss Ratio (Morbidity Experience)

Group Disability	95.2%	87.0%	90.8%	91.2%	90.6%

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Group Life	2006	2007	2007	2007	2007

Balance, beginning of period	$16,594	$16,818	$17,132	$17,213	$17,314
Premiums and deposits	2,854	3,075	3,052	2,917	2,939
Interest on reserves	197	195	198	198	189
Surrenders and withdrawals	(1,111)	(1,167)	(1,321)	(1,270)	(1,398)
Benefits and reserves	(1,521)	(1,627)	(1,569)	(1,611)	(1,605)
Other	(195)	(162)	(279)	(133)	(116)

Balance, end of period	$16,818	$17,132	$17,213	$17,314	$17,323

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Retirement & Savings	2006	2007	2007	2007	2007

Balance, beginning of period	$81,440	$84,035	$85,118	$89,209	$91,401
Premiums and deposits	3,387	3,245	7,266	3,225	2,064
Interest on reserves	1,086	1,088	1,192	1,440	1,162
Surrenders and withdrawals	(2,143)	(2,463)	(3,075)	(2,622)	(4,338)
Benefits and reserves	(676)	(728)	(688)	(716)	(605)
Other	941	(59)	(604)	865	(151)

Balance, end of period	$84,035	$85,118	$89,209	$91,401	$89,533

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Non-Medical Health & Other	2006	2007	2007	2007	2007

Balance, beginning of period	$9,277	$9,541	$9,798	$10,089	$10,819
Premiums and deposits	1,084	1,186	1,174	1,635	1,224
Interest on reserves	86	86	87	94	110
Surrenders and withdrawals	22	27	22	26	18
Benefits and reserves	(980)	(1,048)	(1,068)	(1,022)	(1,113)
Other	52	6	76	(3)	59

Balance, end of period	$9,541	$9,798	$10,089	$10,819	$11,117

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Group Life	2006	2007	2007	2007	2007

Balance, beginning of period	$12,608	$13,081	$13,143	$13,971	$15,261
Premiums and deposits	627	294	598	153	1,134
Investment performance	146	(100)	371	452	630
Surrenders and withdrawals	(110)	(126)	(133)	(246)	(101)
Policy charges	(8)	(8)	(9)	(9)	(1)
Other	(182)	2	1	940	(9)

Balance, end of period	$13,081	$13,143	$13,971	$15,261	$16,914

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Retirement & Savings	2006	2007	2007	2007	2007

Balance, beginning of period	$33,121	$33,521	$34,155	$35,207	$35,607
Premiums and deposits	952	944	1,401	976	754
Investment performance	809	1,414	1,350	877	(186)
Surrenders and withdrawals	(1,342)	(1,704)	(1,689)	(1,433)	(1,614)
Policy charges	(21)	(22)	(19)	(22)	(36)
Other	2	2	9	2	8

Balance, end of period	$33,521	$34,155	$35,207	$35,607	$34,533

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Non-Medical Health & Other	2006	2007	2007	2007	2007

Balance, beginning of period	$422	$445	$483	$508	$552
Premiums and deposits	85	88	86	90	80
Investment performance	(15)	(6)	23	42	26
Surrenders and withdrawals	(22)	(27)	(22)	(26)	(25)
Policy charges	(25)	(17)	(16)	(14)	(18)
Other	0	0	(46)	(48)	(16)

Balance, end of period	$445	$483	$508	$552	$599

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses	$464	$455	$460	$428	$472
Pension and other post-retirement benefit costs	21	1	9	5	5
Premium tax and other tax, licenses and fees	52	48	52	44	84

Subtotal Insurance Expenses	537	504	521	477	561

Commissions and other expenses	97	96	97	93	89

Total Other Expenses	$634	$600	$618	$570	$650

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Group Life	2006	2007	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.84%	6.36%	6.39%	6.58%	6.81%
Average crediting rate	4.75%	4.74%	4.68%	4.58%	4.30%

Spread	2.09%	1.62%	1.71%	2.00%	2.51%

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Retirement & Savings	2006	2007	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	7.28%	6.90%	7.29%	6.71%	7.14%
Average crediting rate	5.52%	5.54%	5.55%	5.52%	5.44%

Spread	1.76%	1.36%	1.74%	1.19%	1.70%

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Non-Medical Health & Other	2006	2007	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	8.43%	7.84%	8.35%	6.53%	7.59%
Average crediting rate	4.98%	4.90%	4.87%	4.85%	4.86%

Spread	3.45%	2.94%	3.48%	1.68%	2.73%

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,237	$1,075	$1,098	$1,099	$1,224	$4,516	$4,496
Universal life and investment-type product policy fees	836	853	890	880	902	3,207	3,525
Investment income, net	1,801	1,741	1,819	1,725	1,813	6,968	7,098
Other revenues	141	146	155	145	153	527	599

	4,015	3,815	3,962	3,849	4,092	15,218	15,718

EXPENSES
Policyholder benefits and dividends	1,881	1,747	1,758	1,760	1,964	7,073	7,229
Interest credited to policyholder account balances	513	507	495	506	522	2,035	2,030
Capitalization of deferred policy acquisition costs	(372)	(356)	(414)	(423)	(425)	(1,497)	(1,618)
Amortization of deferred policy acquisition costs	263	380	332	329	305	1,141	1,346
Other expenses	1,097	1,052	1,107	1,124	1,146	4,108	4,429

	3,382	3,330	3,278	3,296	3,512	12,860	13,416

Operating earnings before provision (benefit) for income tax	633	485	684	553	580	2,358	2,302
Provision (benefit) for income tax	218	166	235	190	198	815	789

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$415	$319	$449	$363	$382	$1,543	$1,513

Net Income Reconciliation

Operating earnings available to common shareholders	$415	$319	$449	$363	$382	$1,543	$1,513

Net investment gains (losses)	(134)	6	(92)	(33)	(25)	(627)	(144)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	46	(3)	32	11	8	223	48

Net investment gains (losses), net of income tax	(88)	3	(60)	(22)	(17)	(404)	(96)

Adjustments related to universal life and investment-type product policy fees	3	0	(10)	(4)	2	(6)	(12)
Adjustments related to policyholder benefits and dividends	(22)	(38)	(69)	(52)	(51)	(33)	(210)
Adjustments related to other expenses	55	27	44	36	19	233	126
Adjustments related to tax benefit (provision)	(12)	4	13	6	13	(69)	36

Adjustments related to net investment gains (losses), net of income tax (1)	24	(7)	(22)	(14)	(17)	125	(60)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	351	315	367	327	348	1,264	1,357
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$351	$315	$367	$327	$348	$1,264	$1,357

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$2,214	$2,074	$2,143	$2,124	$2,279	$8,250	$8,620

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Traditional Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,142	$990	$1,011	$1,013	$1,143	$4,138	$4,157
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	845	812	827	822	843	3,286	3,304
Other revenues	5	(1)	1	(1)	1	5	0

	1,992	1,801	1,839	1,834	1,987	7,429	7,461

EXPENSES
Policyholder benefits and dividends	1,610	1,456	1,495	1,494	1,680	5,984	6,125
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Capitalization of deferred policy acquisition costs	(59)	(58)	(62)	(63)	(69)	(232)	(252)
Amortization of deferred policy acquisition costs	(1)	76	49	52	(29)	141	148
Other expenses	261	234	242	271	253	952	1,000

	1,811	1,708	1,724	1,754	1,835	6,845	7,021

Operating earnings before provision (benefit) for income tax	181	93	115	80	152	584	440
Provision (benefit) for income tax	61	31	38	26	51	196	146

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$120	$62	$77	$54	$101	$388	$294

Net investment gains (losses), net of income tax	3	6	14	(51)	(33)	(103)	(64)
Adjustments related to net investment gains (losses), net of income tax	1	(12)	(33)	(7)	(3)	56	(55)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	124	56	58	(4)	65	341	175
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$124	$56	$58	($4)	$65	$341	$175

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$1,147	$989	$1,012	$1,012	$1,144	$4,143	$4,157

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Variable & Universal Life

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$0	$0	$0	$0	$0	$0	$0
Universal life and investment-type product policy fees	408	394	395	382	367	1,557	1,538
Investment income, net	211	209	233	206	225	810	873
Other revenues	0	1	0	1	3	(2)	5

	619	604	628	589	595	2,365	2,416

EXPENSES
Policyholder benefits and dividends	112	132	112	127	127	479	498
Interest credited to policyholder account balances	149	150	153	155	157	586	615
Capitalization of deferred policy acquisition costs	(103)	(93)	(102)	(109)	(130)	(404)	(434)
Amortization of deferred policy acquisition costs	132	118	100	94	64	443	376
Other expenses	231	216	233	227	255	837	931

	521	523	496	494	473	1,941	1,986

Operating earnings before provision (benefit) for income tax	98	81	132	95	122	424	430
Provision (benefit) for income tax	35	28	46	32	42	150	148

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$63	$53	$86	$63	$80	$274	$282

Net investment gains (losses), net of income tax	3	(7)	(42)	(11)	3	(44)	(57)
Adjustments related to net investment gains (losses), net of income tax	3	2	5	5	(4)	15	8
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	69	48	49	57	79	245	233
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$69	$48	$49	$57	$79	$245	$233

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$408	$395	$395	$383	$370	$1,555	$1,543

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Annuities

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$105	$85	$87	$86	$81	$366	$339
Universal life and investment-type product policy fees	387	409	437	442	474	1,475	1,762
Investment income, net	697	677	714	648	697	2,699	2,736
Other revenues	40	42	42	44	46	136	174

	1,229	1,213	1,280	1,220	1,298	4,676	5,011

EXPENSES
Policyholder benefits and dividends	167	159	151	139	157	603	606
Interest credited to policyholder account balances	339	333	318	327	344	1,356	1,322
Capitalization of deferred policy acquisition costs	(210)	(205)	(250)	(251)	(226)	(861)	(932)
Amortization of deferred policy acquisition costs	132	186	183	183	270	557	822
Other expenses	450	420	464	463	469	1,714	1,816

	878	893	866	861	1,014	3,369	3,634

Operating earnings before provision (benefit) for income tax	351	320	414	359	284	1,307	1,377
Provision (benefit) for income tax	121	110	144	124	98	453	476

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$230	$210	$270	$235	$186	$854	$901

Net investment gains (losses), net of income tax	(86)	8	(33)	49	23	(237)	47
Adjustments related to net investment gains (losses), net of income tax	20	3	6	(12)	(10)	54	(13)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	164	221	243	272	199	671	935
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$164	$221	$243	$272	$199	$671	$935

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$532	$536	$566	$572	$601	$1,977	$2,275

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	($10)	$0	$0	$0	$0	$12	$0
Universal life and investment-type product policy fees	41	50	58	56	61	175	225
Investment income, net	48	43	45	49	48	173	185
Other revenues	96	104	112	101	103	388	420

	175	197	215	206	212	748	830

EXPENSES
Policyholder benefits and dividends	(8)	0	0	0	0	7	0
Interest credited to policyholder account balances	25	24	24	24	21	93	93
Capitalization of deferred policy acquisition costs	0	0	0	0	0	0	0
Amortization of deferred policy acquisition costs	0	0	0	0	0	0	0
Other expenses	155	182	168	163	169	605	682

	172	206	192	187	190	705	775

Operating earnings before provision (benefit) for income tax	3	(9)	23	19	22	43	55
Provision (benefit) for income tax	1	(3)	7	8	7	16	19

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2	($6)	$16	$11	$15	$27	$36

Net investment gains (losses), net of income tax	(8)	(4)	1	(9)	(10)	(20)	(22)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	(6)	(10)	17	2	5	7	14
Preferred stock dividends	0	0	0	0	0	0	0

Net income	($6)	($10)	$17	$2	$5	$7	$14

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$127	$154	$170	$157	$164	$575	$645

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

PREMIUMS AND DEPOSITS BY PRODUCT (1)

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$57	$52	$54	$54	$57
Variable Life 1st Year excluding Single Premium COLI/BOLI	55	48	44	50	61
Universal Life 1st Year excluding Single Premium COLI/BOLI	135	130	150	174	196
Single Premium COLI/BOLI	1	0	0	0	0

Total Life First Year Premiums & Deposits	248	230	248	278	314

Life Renewal Premiums and Deposits
Traditional Life	1,209	987	1,054	1,035	1,206
Variable & Universal Life	562	621	549	568	597

Total Life Renewal Premiums and Deposits	1,771	1,608	1,603	1,603	1,803

Annuities Deposits (3)
Fixed Annuity Deposits	514	352	326	320	261
Variable Annuity Deposits	3,267	3,330	4,160	4,078	3,697

Total Annuity Deposits	3,781	3,682	4,486	4,398	3,958

Total Premiums and Deposits	$5,800	$5,520	$6,337	$6,279	$6,075

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$285	$289	$266	$265	$284
Variable Annuities	2,406	2,471	3,102	2,974	2,450

Total Separate Accounts	2,691	2,760	3,368	3,239	2,734

General Accounts
Traditional Life	1,266	1,039	1,108	1,089	1,263
Variable & Universal Life	468	510	477	527	570
Fixed Annuities	514	352	326	320	261
Variable Annuities	861	859	1,058	1,104	1,247

Total General Account	3,109	2,760	2,969	3,040	3,341

Total Premiums and Deposits	$5,800	$5,520	$6,337	$6,279	$6,075

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	37.8%	36.2%	35.8%	33.5%	33.3%
Annuities	63.6%	67.1%	69.1%	67.6%	61.9%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.
(2)	Of the $314 million of First Year Life Premiums and Deposits received during the three months ended December 31, 2007, approximately 42% were distributed through MetLife agents, 18% through New England Financial agents, 36% through MetLife’s Independent Distribution channel and 4% through other distribution channels.
(3)	Of the $3,958 million of Annuity Deposits received during the three months ended December 31, 2007, approximately 25% were distributed through MetLife agents, 8% through New England Financial agents, 55% through MetLife’s Independent Distribution channel and 12% through MetLife Resources representatives.

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited	2006	2007	2007	2007	2007

Mortality as a Percentage of Expected	78.7%	87.6%	90.9%	85.0%	82.3%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.7%	5.6%	5.6%	5.7%	5.8%
Variable & Universal Life	5.5%	5.4%	5.3%	5.4%	5.4%
Variable Annuities	10.6%	10.5%	10.5%	10.4%	10.2%
Fixed Annuities	11.5%	12.7%	13.5%	14.6%	14.4%

Actual Number of Sales Representatives
MetLife Distribution	5,968	6,143	6,174	6,270	6,243
New England Financial	2,035	2,078	2,081	2,149	2,155
Independent Distribution Wholesalers	212	201	196	193	200
MetLife Resources	737	715	716	709	698
Walnut Street and Tower Square Securities	1,442	1,423	1,402	1,389	1,351
P&C Specialists	648	621	620	607	592

Total Agents	11,042	11,181	11,189	11,317	11,239

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Traditional Life	2006	2007	2007	2007	2007

Balance, beginning of period	$51,406	$51,739	$51,849	$52,067	$52,206
Premiums and deposits (1)	1,241	1,071	1,099	1,103	1,237
Interest on reserves	527	524	528	531	534
Surrenders and withdrawals	(432)	(483)	(440)	(477)	(452)
Benefit payments	(496)	(504)	(541)	(530)	(616)
Other	(507)	(498)	(428)	(488)	(413)

Balance, end of period	$51,739	$51,849	$52,067	$52,206	$52,496

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Variable & Universal Life	2006	2007	2007	2007	2007

Balance, beginning of period	$15,334	$15,436	$15,590	$15,590	$15,686
Premiums and deposits (1) (2)	477	531	483	543	561
Interest on reserves	150	151	153	156	157
Surrenders and withdrawals	(123)	(122)	(99)	(190)	(123)
Net transfers from (to) separate account	12	25	(152)	22	28
Policy charges	(385)	(385)	(388)	(389)	(391)
Benefit payments	(33)	(38)	(32)	(37)	(36)
Other	4	(8)	35	(9)	1

Balance, end of period	$15,436	$15,590	$15,590	$15,686	$15,883

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Annuities	2006	2007	2007	2007	2007

Balance, beginning of period	$44,518	$43,388	$42,587	$41,835	$41,323
Premiums and deposits (1) (2)	1,437	1,292	1,491	1,491	1,577
Interest on reserves	400	402	412	434	417
Surrenders and withdrawals	(1,617)	(1,469)	(1,648)	(1,549)	(1,410)
Net transfers from (to) separate account	(635)	(626)	(671)	(718)	(942)
Policy charges	0	0	0	0	(3)
Benefit payments	(346)	(380)	(311)	(291)	(277)
Other	(369)	(20)	(25)	121	187

Balance, end of period	$43,388	$42,587	$41,835	$41,323	$40,872

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Variable & Universal Life	2006	2007	2007	2007	2007

Balance, beginning of period	$9,796	$10,278	$10,383	$11,018	$11,073
Premiums and deposits (1)	309	289	279	275	295
Investment performance	501	193	563	151	(167)
Surrenders and withdrawals	(155)	(195)	(204)	(174)	(180)
Net transfers from (to) fixed account	(12)	(25)	152	(22)	(28)
Policy charges	(157)	(160)	(161)	(158)	(163)
Other	(4)	3	6	(17)	10

Balance, end of period	$10,278	$10,383	$11,018	$11,073	$10,840

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Annuities	2006	2007	2007	2007	2007

Balance, beginning of period	$78,570	$83,847	$85,700	$90,888	$93,341
Premiums and deposits (1)	2,531	2,640	3,355	3,285	2,780
Investment performance	4,771	1,295	4,246	1,411	(1,881)
Surrenders and withdrawals	(2,341)	(2,384)	(2,716)	(2,561)	(2,706)
Net transfers from (to) fixed account	635	626	671	718	942
Policy charges	(326)	(325)	(371)	(376)	(397)
Other	7	1	3	(24)	(1)

Balance, end of period	$83,847	$85,700	$90,888	$93,341	$92,078

(1)	Includes Company-sponsored internal exchanges and supplemental contract premiums.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$950	$876	$947	$975	$980
DAC Capitalization (1)	(385)	(369)	(430)	(435)	(440)

Net	$565	$507	$517	$540	$540

OTHER EXPENSES BY MAJOR CATEGORY

Commissions	$305	$308	$345	$345	$348
Other deferrable expenses	146	135	156	154	173
Direct and allocated expenses, not deferred	427	391	399	431	408
Pension and other post-retirement benefit costs	41	10	16	14	19
Premium tax and other tax, licenses and fees	31	32	31	31	32

Subtotal Insurance Expenses	950	876	947	975	980

Broker-dealer and other expenses	159	185	176	163	171
Reinsurance allowances	(12)	(9)	(16)	(14)	(5)

Total Other Expenses	$1,097	$1,052	$1,107	$1,124	$1,146

(1)	Excludes $13 million, $13 million, $16 million, $12 million and $15 million of DAC capitalization related to reinsurance allowances for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively.

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Variable & Universal Life	2006	2007	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.43%	6.34%	6.40%	6.30%	6.52%
Average crediting rate	4.54%	4.56%	4.56%	4.55%	4.54%

Spread	1.89%	1.78%	1.84%	1.75%	1.98%

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Annuities	2006	2007	2007	2007	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.51%	6.39%	6.91%	6.50%	6.89%
Average crediting rate	3.75%	3.82%	3.85%	3.80%	3.91%

Spread	2.76%	2.57%	3.06%	2.70%	2.98%

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Earned premiums	$742	$716	$738	$751	$761	$2,924	$2,966
Investment income, net	44	48	49	43	56	177	196
Other revenues	4	11	8	10	16	22	45

	790	775	795	804	833	3,123	3,207

EXPENSES
Losses and loss adjustment expense	408	431	446	456	478	1,717	1,811
Other expenses	227	202	204	204	220	851	830

	635	633	650	660	698	2,568	2,641

Operating earnings before provision (benefit) for income tax	155	142	145	144	135	555	566
Provision (benefit) for income tax	40	36	37	35	32	141	140

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$115	$106	$108	$109	$103	$414	$426

Net Income Reconciliation

Operating earnings available to common shareholders	$115	$106	$108	$109	$103	$414	$426

Net investment gains (losses)	8	12	0	0	4	4	16
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(3)	(5)	1	0	(2)	(2)	(6)

Net investment gains (losses), net of income tax	5	7	1	0	2	2	10

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	120	113	109	109	105	416	436
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$120	$113	$109	$109	$105	$416	$436

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$746	$727	$746	$761	$777	$2,946	$3,011

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Auto

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Earned premiums	$525	$502	$520	$527	$534	$2,077	$2,083
Investment income, net	32	35	33	33	39	132	140
Other revenues	6	6	6	6	8	23	26

	563	543	559	566	581	2,232	2,249

EXPENSES
Losses and loss adjustment expense	282	308	338	327	352	1,232	1,325
Other expenses	149	135	137	139	145	572	556

	431	443	475	466	497	1,804	1,881

Operating earnings before provision (benefit) for income tax	132	100	84	100	84	428	368
Provision (benefit) for income tax	36	25	20	24	19	111	88

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$96	$75	$64	$76	$65	$317	$280

Net investment gains (losses), net of income tax	3	6	(1)	1	1	1	7
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	99	81	63	77	66	318	287
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$99	$81	$63	$77	$66	$318	$287

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$531	$508	$526	$533	$542	$2,100	$2,109

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Homeowners & Other

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Earned premiums	$217	$214	$218	$224	$227	$847	$883
Investment income, net	12	13	16	10	17	45	56
Other revenues	(2)	5	2	4	8	(1)	19

	227	232	236	238	252	891	958

EXPENSES
Losses and loss adjustment expense	126	123	108	129	126	485	486
Other expenses	78	67	67	65	75	279	274

	204	190	175	194	201	764	760

Operating earnings before provision (benefit) for income tax	23	42	61	44	51	127	198
Provision (benefit) for income tax	4	11	17	11	13	30	52

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$19	$31	$44	$33	$38	$97	$146

Net investment gains (losses), net of income tax	2	1	2	(1)	1	1	3
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	21	32	46	32	39	98	149
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$21	$32	$46	$32	$39	$98	$149

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$215	$219	$220	$228	$235	$846	$902

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile	$503	$498	$515	$531	$510
Non-Standard Automobile	10	10	9	9	8
Homeowners & Other	213	193	236	247	216

Total	$726	$701	$760	$787	$734

SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

Total Auto & Home
Loss and loss adjustment expense ratio	54.9%	60.1%	60.4%	60.7%	62.9%
Other expense ratio	30.1%	27.6%	27.0%	26.6%	28.2%

Total combined ratio (1)	85.0%	87.7%	87.4%	87.3%	91.1%
Effect of catastrophe losses	6.1%	1.4%	3.1%	2.6%	1.6%

Combined ratio excluding catastrophes	78.9%	86.3%	84.3%	84.7%	89.5%

Auto
Loss and loss adjustment expense ratio	53.7%	61.2%	65.0%	62.0%	65.9%
Other expense ratio	27.7%	26.3%	25.6%	25.7%	26.3%

Total combined ratio (1)	81.4%	87.5%	90.6%	87.7%	92.2%
Effect of catastrophe losses	0.6%	0.0%	0.4%	0.2%	(1.4%)

Combined ratio excluding catastrophes	80.8%	87.5%	90.2%	87.5%	93.6%

Homeowners & Other
Loss and loss adjustment expense ratio	57.6%	57.5%	49.5%	57.6%	55.7%
Other expense ratio	36.0%	30.8%	30.3%	28.6%	32.8%

Total combined ratio (1)	93.6%	88.3%	79.8%	86.2%	88.5%
Effect of catastrophe losses	19.2%	4.6%	9.7%	8.0%	8.3%

Combined ratio excluding catastrophes	74.4%	83.7%	70.1%	78.2%	80.2%

Pre-Tax Catastrophe Losses
Auto	$3	$0	$2	$1	($7)
Homeowners & Other	42	10	21	18	19

Total	$45	$10	$23	$19	$12

Catastrophe points on combined ratios	6.1	1.4	3.1	2.6	1.6

Actual Number of Sales Representatives	100	99	94	86	90

(1)	The combined ratio reflects payment fees as a credit to other expenses for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, which resulted in a 0.6, 0.7, 0.6, 0.6 and 0.6 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.7 and 0.4 of a percentage point, respectively, for December 31, 2006, 0.8 and 0.4 of a percentage point, respectively, for March 31, 2007, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2007, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2007 and 0.7 and 0.4 of a percentage point, respectively, for December 31, 2007.

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$740	$715	$777	$780	$824	$2,722	$3,096
Universal life and investment-type product policy fees	221	236	241	238	280	804	995
Investment income, net	259	250	271	370	359	950	1,250
Other revenues	12	13	3	5	2	28	23

	1,232	1,214	1,292	1,393	1,465	4,504	5,364

EXPENSES
Policyholder benefits and dividends	644	578	661	708	574	2,352	2,521
Interest credited to policyholder account balances	77	78	81	110	86	289	355
Capitalization of deferred policy acquisition costs	(138)	(146)	(132)	(208)	(257)	(580)	(743)
Amortization of deferred policy acquisition costs	107	97	81	38	93	362	309
Other expenses	511	436	440	544	762	1,747	2,182

	1,201	1,043	1,131	1,192	1,258	4,170	4,624

Operating earnings before provision (benefit) for income tax	31	171	161	201	207	334	740
Provision (benefit) for income tax	15	47	44	67	14	106	172

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$16	$124	$117	$134	$193	$228	$568

Net Income Reconciliation

Operating earnings available to common shareholders	$16	$124	$117	$134	$193	$228	$568

Net investment gains (losses)	(6)	24	20	19	(10)	(10)	53
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(2)	(6)	(9)	(5)	5	(9)	(15)

Net investment gains (losses), net of income tax	(8)	18	11	14	(5)	(19)	38

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(55)	(15)	22	17	35	(57)	59
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	20	4	(7)	(6)	(12)	20	(21)

Adjustments related to net investment gains (losses), net of income tax (1)	(35)	(11)	15	11	23	(37)	38

Discontinued operations, net of income tax	11	(31)	(16)	44	(6)	28	(9)

Net income available to common shareholders	(16)	100	127	203	205	200	635
Preferred stock dividends	0	0	0	0	0	0	0

Net income	($16)	$100	$127	$203	$205	$200	$635

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$973	$964	$1,021	$1,023	$1,106	$3,554	$4,114

Actual Number of Professional Sales Representatives	3,562	3,471	3,462	3,786	4,386

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$1,201	$1,126	$1,208	$1,228	$1,348	$4,348	$4,910
Investment income, net	231	206	266	181	219	732	872
Other revenues	19	18	19	23	17	66	77

	1,451	1,350	1,493	1,432	1,584	5,146	5,859

EXPENSES
Claims and other policy benefits	957	902	979	1,006	1,102	3,490	3,989
Interest credited to policyholder account balances	97	65	117	35	45	254	262
Policy acquisition costs and other insurance expenses	203	177	181	179	213	720	750
Other expenses	88	90	94	80	105	295	369

	1,345	1,234	1,371	1,300	1,465	4,759	5,370

Operating earnings before provision (benefit) for income tax and minority interest	106	116	122	132	119	387	489
Provision (benefit) for income tax	17	20	21	23	19	62	83

Operating earnings available to common shareholders before minority interest	89	96	101	109	100	325	406
Elimination of minority interest, before income tax	56	60	63	66	61	210	250

CONTRIBUTION TO METLIFE	$33	$36	$38	$43	$39	$115	$156

Net Income Reconciliation

Operating earnings available to common shareholders	$33	$36	$38	$43	$39	$115	$156
Net investment gains (losses)	11	(6)	(14)	(61)	(97)	7	(178)
Minority interest — net investment gains (losses)	(2)	4	4	10	15	0	33
Net investment gains (losses) tax benefit (provision)	(3)	0	4	18	29	(3)	51

Net investment gains (losses), net of income tax	6	(2)	(6)	(33)	(53)	4	(94)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	(6)	(2)	5	41	66	(2)	110
Adjustments related to tax benefit (provision)	2	2	(3)	(14)	(24)	1	(39)

Adjustments related to net investment gains (losses), net of income tax (1)	(4)	0	2	27	42	(1)	71

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	35	34	34	37	28	118	133
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$35	$34	$34	$37	$28	$118	$133

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$1,220	$1,144	$1,227	$1,251	$1,365	$4,414	$4,987

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION
United States	$72	$84	$85	$83	$103
Canada	11	12	23	21	20
Asia-Pacific	24	11	16	18	18
Other international markets	17	21	12	13	3
Corporate	(18)	(12)	(14)	(3)	(25)

Total pre-tax and pre-minority interest operating earnings	$106	$116	$122	$132	$119

POLICY BENEFITS AND INTEREST SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.	$4,571	$4,627	$4,762	$4,882	$5,023
Asset intensive	5,265	5,359	5,485	5,588	5,735
Other	71	35	67	42	45

Total U.S.	9,907	10,021	10,314	10,512	10,803

Canada	1,737	1,783	1,944	2,169	2,242
Asia-Pacific	874	937	1,005	1,136	1,145
Other international markets	814	905	890	926	923

Total International	3,425	3,625	3,839	4,231	4,310

Total policy benefits and interest sensitive contract liabilities	$13,332	$13,646	$14,153	$14,743	$15,113

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007	2006	2007

REVENUES
Premiums	$9	$8	$8	$6	$13	$35	$35
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	320	370	357	378	374	1,143	1,479
Other revenues	9	6	49	1	7	34	63

	338	384	414	385	394	1,212	1,577

EXPENSES
Policyholder benefits and dividends	4	11	11	11	14	37	47
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Interest credited to bank deposits	52	51	49	50	49	194	199
Interest expense	187	189	194	244	250	745	877
Other expenses	136	93	70	47	114	410	324

	379	344	324	352	427	1,386	1,447

Operating earnings before provision (benefit) for income tax	(41)	40	90	33	(33)	(174)	130
Provision (benefit) for income tax	(109)	(39)	(22)	(46)	(32)	(330)	(139)

Operating earnings	68	79	112	79	(1)	156	269
Preferred stock dividends	34	34	34	34	35	134	137

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$34	$45	$78	$45	($36)	$22	$132
Net Income Reconciliation

Operating earnings available to common shareholders	$34	$45	$78	$45	($36)	$22	$132

Net investment gains (losses)	4,698	6	38	7	(11)	4,545	40
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(1,654)	(2)	(9)	(5)	(14)	(1,605)	(30)

Net investment gains (losses), net of income tax	3,044	4	29	2	(25)	2,940	10

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	2	16	23	(10)	(1)	32	28

Net income available to common shareholders	3,080	65	130	37	(62)	2,994	170
Preferred stock dividends	34	34	34	34	35	134	137

Net income	$3,114	$99	$164	$71	($27)	$3,128	$307

Premiums, Fees and Other Revenues

Total Premiums, Fees and Other Revenues	$18	$14	$57	$7	$20	$69	$98

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Three Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

FIXED MATURITY SECURITIES
Yield (1)	6.23%	6.15%	6.23%	6.45%	6.55%
Investment income (2)	$3,052	$3,065	$3,163	$3,321	$3,333
Investment gains (losses)	($198)	($92)	($236)	($224)	($70)
Ending Carrying Value (2)	$242,687	$248,693	$251,963	$253,196	$243,021

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.78%	6.36%	6.46%	6.82%	6.56%
Investment income (3)	$650	$632	$654	$705	$710
Investment gains (losses)	($7)	$0	$13	$21	($32)
Ending Carrying Value	$42,239	$43,936	$43,755	$44,849	$47,030

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	13.27%	11.60%	11.54%	8.56%	9.77%
Investment income	$165	$151	$164	$132	$160
Investment gains (losses)	$4,709	$7	$37	$2	$11
Ending Carrying Value	$4,986	$5,427	$5,933	$6,360	$6,769

POLICY LOANS
Yield (1)	6.13%	6.16%	6.20%	6.27%	6.21%
Investment income	$156	$157	$158	$161	$161
Ending Carrying Value	$10,228	$10,177	$10,251	$10,321	$10,419

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	18.86%	15.25%	20.85%	10.49%	16.03%
Investment income	$356	$345	$512	$274	$436
Investment gains (losses)	$40	$64	$28	$39	$49
Ending Carrying Value	$9,875	$10,082	$11,157	$11,621	$12,205

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	6.89%	6.16%	4.67%	4.36%	4.09%
Investment income	$157	$123	$99	$100	$115
Investment gains (losses)	($1)	$0	$0	$3	$0
Ending Carrying Value	$9,816	$9,028	$9,267	$10,354	$13,016

OTHER INVESTED ASSETS (5)
Yield (1)	11.28%	8.99%	11.13%	7.45%	8.55%
Investment income	$260	$212	$257	$183	$235
Investment gains (losses)	($219)	($74)	($151)	($180)	($222)
Ending Carrying Value	$10,428	$9,713	$10,302	$11,258	$12,642

TOTAL INVESTMENTS
Gross investment income yield (1)	6.95%	6.67%	6.98%	6.65%	6.94%
Investment fees and expenses yield	(0.18%)	(0.15%)	(0.15%)	(0.15%)	(0.16%)

NET INVESTMENT INCOME YIELD	6.77%	6.52%	6.83%	6.50%	6.78%

Gross investment income	$4,796	$4,685	$5,007	$4,876	$5,150
Investment fees and expenses	(121)	(103)	(105)	(111)	(121)

NET INVESTMENT INCOME	$4,675	$4,582	$4,902	$4,765	$5,029

Ending Carrying Value	$330,259	$337,056	$342,628	$347,959	$345,102

Gross investment gains	$4,983	$308	$315	$342	$475
Gross investment losses	(499)	(289)	(494)	(538)	(444)
Writedowns	(44)	(3)	(22)	(50)	(73)

Subtotal	4,440	16	(201)	(246)	(42)
Derivative & other instruments not qualifying for hedge accounting	(116)	(111)	(108)	(93)	(222)

INVESTMENT GAINS (LOSSES)	4,324	(95)	(309)	(339)	(264)
Minority interest — net investment gains (losses)	(2)	4	4	10	15
Investment gains (losses) tax benefit (provision)	(1,531)	33	112	114	67

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	$2,791	($58)	($193)	($215)	($182)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $759 million, $777 million, $919 million, $824 million and $779 million in ending carrying value, and $41 million, $15 million, $16 million, $21 million and $(2) million of investment income (loss) related to trading securities at or for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $19 million, $7 million, $3 million, $2 million and $4 million, related to discontinued operations for the three months ended December 31,2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $4,704 million, $5 million, $0 million, $0 million and $8 million related to discontinued operations for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $87 million, $58 million, $65 million, $64 million and $69 million, for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $5 million, $4 million, $5 million, $6 million and $11 million for the three months ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Year-to-Date Ended
	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

FIXED MATURITY SECURITIES
Yield (1)	6.16%	6.15%	6.19%	6.28%	6.34%
Investment income (2)	$11,977	$3,065	$6,228	$9,549	$12,882
Investment gains (losses)	($1,120)	($92)	($328)	($552)	($622)
Ending Carrying Value (2)	$242,687	$248,693	$251,963	$253,196	$243,021

MORTGAGE AND CONSUMER LOANS
Yield (1)	6.60%	6.36%	6.41%	6.55%	6.55%
Investment income (3)	$2,411	$632	$1,286	$1,991	$2,701
Investment gains (losses)	($8)	$0	$13	$34	$2
Ending Carrying Value	$42,239	$43,936	$43,755	$44,849	$47,030

REAL ESTATE AND REAL ESTATE JOINT VENTURES (4)
Yield (1)	11.55%	11.60%	11.57%	10.48%	10.28%
Investment income	$549	$151	$315	$447	$607
Investment gains (losses)	$4,898	$7	$44	$46	$57
Ending Carrying Value	$4,986	$5,427	$5,933	$6,360	$6,769

POLICY LOANS
Yield (1)	5.99%	6.16%	6.18%	6.21%	6.21%
Investment income	$603	$157	$315	$476	$637
Ending Carrying Value	$10,228	$10,177	$10,251	$10,321	$10,419

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS
Yield (1)	14.90%	15.25%	18.17%	15.43%	15.59%
Investment income	$1,067	$345	$857	$1,131	$1,567
Investment gains (losses)	$85	$64	$92	$131	$180
Ending Carrying Value	$9,875	$10,082	$11,157	$11,621	$12,205

CASH AND SHORT-TERM INVESTMENTS
Yield (1)	5.51%	6.16%	5.40%	5.02%	4.74%
Investment income	$442	$123	$222	$322	$437
Investment gains (losses)	($2)	$0	$0	$3	$3
Ending Carrying Value	$9,816	$9,028	$9,267	$10,354	$13,016

OTHER INVESTED ASSETS (5)
Yield (1)	9.60%	8.99%	10.05%	9.15%	8.98%
Investment income	$821	$212	$469	$652	$887
Investment gains (losses)	($736)	($74)	($225)	($405)	($627)
Ending Carrying Value	$10,428	$9,713	$10,302	$11,258	$12,642

TOTAL INVESTMENTS
Gross investment income yield (1)	6.62%	6.67%	6.83%	6.77%	6.81%
Investment fees and expenses yield	(0.15%)	(0.15%)	(0.15%)	(0.15%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.47%	6.52%	6.68%	6.62%	6.66%

Gross investment income	$17,870	$4,685	$9,692	$14,568	$19,718
Investment fees and expenses	(404)	(103)	(208)	(319)	(440)

NET INVESTMENT INCOME	$17,466	$4,582	$9,484	$14,249	$19,278

Ending Carrying Value	$330,259	$337,056	$342,628	$347,959	$345,102

Gross investment gains	$5,754	$308	$623	$965	$1,440
Gross investment losses	(2,036)	(289)	(783)	(1,321)	(1,765)
Writedowns	(136)	(3)	(25)	(75)	(148)

Subtotal	3,582	16	(185)	(431)	(473)
Derivative & other instruments not qualifying for hedge accounting	(465)	(111)	(219)	(312)	(534)

INVESTMENT GAINS (LOSSES)	3,117	(95)	(404)	(743)	(1,007)
Minority interest — net investment gains (losses)	—	4	8	18	33
Investment gains (losses) tax benefit (provision)	(1,114)	33	145	259	326

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	$2,003	($58)	($251)	($466)	($648)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $759 million, $777 million, $919 million, $824 million and $779 million in ending carrying value, and $71 million, $15 million, $31 million, $52 million and $50 million of investment income (loss) related to trading securities at or for the year-to-date ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $94 million, $7 million, $10 million, $12 million and $16 million related to discontinued operations for year-to-date ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $4,795 million, $5 million, $5 million, $5 million and $13 million related to discontinued operations for year-to-date ended December 31, 2006, March 31, 2007 June 30, 2007, September 30, 2007 and December 31, 2007, respectively.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $290 million, $58 million, $123 million, $187 million and $256 million for the year-to-date ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $7 million, $4 million, $9 million, $15 million and $26 million for the year-to-date ended December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,265	99.2%	$1,920	98.4%	$4,598	99.0%	$3,949	97.1%	$4,022	90.4%
20% or more for less than six months	7	0.3%	26	1.3%	22	0.5%	100	2.4%	407	9.1%
20% or more for six months or greater	11	0.5%	6	0.3%	24	0.5%	20	0.5%	22	0.5%

Total Gross Unrealized Losses	$2,283	100.0%	$1,952	100.0%	$4,644	100.0%	$4,069	100.0%	$4,451	100.0%

Total Gross Unrealized Gains	$7,443		$7,535		$5,710		$6,499		$7,932

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES (1)

	December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$39	86.7%	$40	81.6%	$72	92.3%	$202	89.8%	$323	68.7%
20% or more for less than six months	5	11.1%	9	18.4%	6	7.7%	23	10.2%	147	31.3%
20% or more for six months or greater	1	2.2%	0	0.0%	0	0.0%	0	0.0%	0	0.0%

Total Gross Unrealized Losses	$45	100.0%	$49	100.0%	$78	100.0%	$225	100.0%	$470	100.0%

Total Gross Unrealized Gains	$590		$541		$629		$664		$629

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$75,074	31.0%	$76,912	31.0%	$77,192	30.7%	$80,357	31.9%	$77,426	32.0%
Residential mortgage-backed securities		51,666	21.4%	56,420	22.8%	59,219	23.6%	59,466	23.6%	56,489	23.3%
Foreign corporate securities		34,338	14.2%	36,633	14.8%	36,961	14.7%	38,643	15.3%	38,305	15.8%
U.S. Treasury/agency securities		30,633	12.7%	27,569	11.1%	27,437	10.9%	22,051	8.7%	21,245	8.8%
Commercial mortgage-backed securities		16,522	6.8%	17,875	7.2%	19,192	7.7%	19,907	7.9%	17,728	7.3%
Asset-backed securities		13,873	5.7%	13,526	5.5%	11,815	4.7%	11,902	4.7%	11,041	4.6%
Foreign government securities		13,207	5.4%	13,719	5.5%	14,427	5.8%	15,064	6.0%	15,271	6.3%
State and political subdivision securities		6,300	2.6%	4,816	1.9%	4,467	1.8%	4,647	1.8%	4,419	1.8%
Other fixed maturity securities		315	0.2%	446	0.2%	334	0.1%	335	0.1%	318	0.1%

Total		$241,928	100.0%	$247,916	100.0%	$251,044	100.0%	$252,372	100.0%	$242,242	100.0%

NAIC RATING (1)	RATING AGENCY EQUIVALENT DESIGNATION
1	Aaa / Aa / A	$177,969	73.6%	$181,569	73.3%	$184,269	73.4%	$181,413	71.9%	$175,651	72.5%
2	Baa	46,881	19.4%	48,866	19.7%	48,879	19.4%	52,063	20.6%	48,914	20.2%
3	Ba	9,738	4.0%	9,990	4.0%	10,482	4.2%	11,259	4.5%	10,738	4.4%
4	B	7,030	2.9%	7,046	2.8%	6,965	2.8%	7,160	2.8%	6,481	2.7%
5	Caa and lower	294	0.1%	428	0.2%	432	0.2%	413	0.2%	445	0.2%
6	In or near default	16	0.0%	17	0.0%	17	0.0%	64	0.0%	13	0.0%

Total		$241,928	100.0%	$247,916	100.0%	$251,044	100.0%	$252,372	100.0%	$242,242	100.0%

(1)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

	December 31, 2006		March 31, 2007		June 30, 2007		September 30, 2007		December 31, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,663	24.0%	$7,464	22.3%	$7,377	22.4%	$7,526	22.3%	$8,620	24.3%
South Atlantic	6,881	21.6%	7,922	23.7%	7,286	22.1%	7,533	22.3%	8,021	22.6%
Middle Atlantic	4,858	15.3%	5,026	15.1%	5,170	15.7%	5,166	15.3%	5,110	14.4%
International	2,832	8.9%	3,096	9.3%	3,311	10.0%	3,873	11.5%	3,642	10.3%
East North Central	2,879	9.0%	3,057	9.2%	3,353	10.2%	3,129	9.3%	2,957	8.3%
West South Central	2,631	8.3%	2,483	7.4%	2,547	7.7%	2,803	8.3%	2,925	8.2%
New England	1,301	4.1%	1,421	4.3%	1,356	4.1%	1,247	3.7%	1,499	4.2%
Mountain	859	2.7%	830	2.5%	768	2.3%	1,093	3.2%	1,086	3.1%
West North Central	799	2.5%	777	2.3%	776	2.4%	766	2.3%	1,046	2.9%
East South Central	452	1.4%	495	1.5%	504	1.5%	503	1.5%	503	1.4%
Other	692	2.2%	792	2.4%	511	1.6%	92	0.3%	92	0.3%

Total	$31,847	100.0%	$33,363	100.0%	$32,959	100.0%	$33,731	100.0%	$35,501	100.0%

Office	$15,083	47.4%	$14,726	44.1%	$14,611	44.3%	$14,848	44.0%	$15,471	43.6%
Retail	6,552	20.6%	7,143	21.4%	6,941	21.1%	7,358	21.8%	7,557	21.3%
Apartments	3,772	11.8%	3,950	11.8%	3,998	12.1%	3,954	11.7%	4,437	12.5%
Hotel	2,120	6.7%	2,452	7.4%	2,536	7.7%	3,014	8.9%	3,282	9.2%
Industrial	2,850	8.9%	2,824	8.5%	2,902	8.8%	2,922	8.7%	2,880	8.1%
Other	1,470	4.6%	2,268	6.8%	1,971	6.0%	1,635	4.9%	1,874	5.3%

Total	$31,847	100.0%	$33,363	100.0%	$32,959	100.0%	$33,731	100.0%	$35,501	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

Wholly-owned	$3,506	$3,815	$3,925	$3,950	$3,995
Joint ventures	1,477	1,609	2,006	2,407	2,771

Subtotal	4,983	5,424	5,931	6,357	6,766
Foreclosed	3	3	2	3	3

Total (1)	$4,986	$5,427	$5,933	$6,360	$6,769

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	December 31,	March 31,	June 30,	September 30,	December 31,
Unaudited (In millions)	2006	2007	2007	2007	2007

Commercial mortgages	$31,847	$33,363	$32,959	$33,731	$35,501
Agricultural mortgages	9,213	9,457	9,731	10,066	10,484
Consumer loans	1,179	1,116	1,065	1,052	1,045

Total	$42,239	$43,936	$43,755	$44,849	$47,030

(1)	Includes real estate held-for-sale and held-for-investment.

OTHER INFORMATION
Company Ratings as of February 5, 2008

	Moody's	Standard &	A.M. Best	Fitch
	Investors Service	Poor's	Company	Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+	NR
General American Life Insurance Company	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+	AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR	NR
MetLife Investors Insurance Company	Aa2	AA	A+	AA
MetLife Investors USA Insurance Company	Aa2	AA	A+	AA
Metropolitan Casualty Insurance Company	NR	NR	A	NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A	NR
Metropolitan General Insurance Company	NR	NR	A	NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A	NR
Metropolitan Life Insurance Company	Aa2	AA	A+	AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR	NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A	NR
Metropolitan Property and Casualty Insurance Company	NR	NR	A	NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+	NR
New England Life Insurance Company	Aa2	AA	A+	AA
Texas Life Insurance Company	NR	NR	A	NR

RGA Reinsurance Company	A1	AA-	A+	AA-

Credit Ratings
Beagle Funding LLC
Commercial Paper	P-1	A-1+	NR	NR

General American Life Insurance Company
Surplus Notes	A1	A+	a+	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	A
Commercial Paper	P-1	A-1	AMB-1	F1
Subordinated Debt	A3	NR	a-	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	NR
Preferred Stock	Baa1	BBB+	bbb+	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB+	bbb+	A-

MetLife Capital Trust II
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust III
Trust Preferred Stock	A3	BBB+	a-	A-

MetLife Capital Trust IV
Trust Securities	Baa1	BBB+	bbb+	NR

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	NR

MetLife Institutional Funding I, LLC
Senior Secured Debt	Aa2	AA	aa	NR

Metropolitan Life Insurance Company
Surplus Notes (Open Block)	A1	A+	a+	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1	A-	a-	A
Junior Subordinated Debt	Baa3	BBB-	bbb	A-

RGA Capital Trust I
Preferred Stock	Baa2	BBB	bbb+	BBB+

RGA Capital Trust II
Preferred Stock	Baa2	BBB	bbb+	BBB+
NR     Not Rated